UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file	811-21417
number

NFJ Dividend, Interest& Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including		212-739-3371
area code:

Date of fiscal year	January 31, 2007
end:

Date of reporting	January 31, 2007
period:

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

NFJ Dividend, Interest & Premium Strategy Fund

A n n u a l   R e p o r t
J a n u a r y   3 1 , 2 0 0 7

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-9

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Notes to Financial Statements	13-16

Financial Highlights	17

Report of Independent Registered
Public Accounting Firm	18

Matters Relating to the Trustees Consideration
of the Investment Management & Portfolio
Management Agreements	19-20

Tax Information/Corporate Changes	21

Privacy Policy and Proxy Voting
Policies & Procedures	22

Dividend Reinvestment Plan	23

Board of Trustees	24-25

Principal Officers	26

NFJ Dividend, Interest & Premium Strategy Fund Letter to Shareholders

March 9, 2007

Dear Shareholder:

We are pleased to provide you with the annual report of the NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) for the fiscal year ended January 31, 2007.

U.S. equities generally advanced as economic activity remained healthy, corporate profits exceeded expectations, energy prices eased and the Federal Reserve stopped raising interest rates. In the U.S. equity markets, all industries produced positive returns for the year.

In this environment, value stocks generally outperformed growth stocks. For example, large-cap value stocks, as represented by the Russell 1000 Value index, returned 19.15% for the reporting period while large-cap growth stocks, as measured by the Russell 1000 Growth Index, returned 9.96%.

Please refer to the following pages for specific Fund information. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources can be accessed through our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC and Oppenheimer Capital, the Fund’s sub-advisers, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 1

NFJ Dividend, Interest & Premium Strategy Fund Performance & Statistics
January 31, 2007 (unaudited)

  For the fiscal year ended January 31, 2007 the Fund returned 15.92% on net asset value and 27.15% on market price, outperforming the S&P 500, which returned 14.51%.

  Within the equity portion of the portfolio, overweight allocations to the telecomm, energy and consumer staples sectors aided performance. Additionally, stock selection within the consumer discretionary, consumer staples and health care sectors contributed positively. Specifically in these sectors that posted strong results during the period included ConAgra Foods, SuperValu, Reynolds American, Merck & Co., VF Corp. and Mattel.

  Detracting from performance within the equity portion of the portfolio was an overweighting in materials sector and stock selection within the financials and industrials sectors. Detractors within these sectors included Freddie Mac, KeyCorp, Allstate and Masco Corp. Other detractors from performance included Anadarko Petroleum and Occidental Petroleum from the energy sector and Dow Chemical from the materials sector.

  The Fund ’s equity index option strategy enhanced overall performance, despite the fact that volatility was generally low or declining during much of the reporting period. However, the strategy benefited from relatively high volatility during May, June, and July.

  In the convertibles portion of the portfolio, consumer discretionary companies, which rallied in response to better-than-expected corporate profits and impressive outlooks, benefited performance. Media companies — which generally advanced on healthy third quarter earnings, strong cable demand and continued positive guidance — were also positive for Fund performance.

  Detracting from Fund performance within the convertibles portion were healthcare companies, which moved lower on profit taking as investors rotated into higher beta industries. Technology issuers, despite positive performance for the year, pulled back significantly in the fourth quarter, which proved a drag on performance.

Total Return(1) :	Market Price	Net Asset Value (“NAV”)
1 year	27.15%	15.92%
Commencement of Operations (2/28/05) to 1/31/07	10.53%	12.71%

Market Price/NAV Performance: Commencement of Operations (2/28/05) to 1/31/07	Market Price/NAV:
	Market Price	$25.87
	NAV	$25.72
	Premium to NAV	0.58%
	Market Price Yield(2)	8.12%
	Investment Allocation (as a percentage of total investments before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the begining of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend to shareholders by the market price per common share at January 31, 2007.

2 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2007

Shares
(000)		Value
COMMON STOCK—71.6%
	Agriculture—3.0%
400	Altria Group, Inc. (a)	$34,956,000
580	Reynolds American, Inc. (a)	37,410,000
		72,366,000
	Airlines—0.5%
323	Continental Airlines, Inc. Cl. B (b)	13,380,525

	Apparel—0.0%
10	VF Corp.	758,700

	Banking—5.7%
400	Bank of America Corp. (a)	21,032,000
758	Keycorp (a)	28,921,409
950	Regions Financial Corp. (a)	34,447,000
350	Wachovia Corp.	19,775,000
750	Washington Mutual, Inc. (a)	33,442,500
		137,617,909
	Beverages—1.8%
500	Anheuser-Busch Cos., Inc. (a)	25,485,000
400	Coca-Cola Co.	19,152,000
		44,637,000
	Building Materials—1.7%
1,300	Masco Corp. (a)	41,587,000

	Chemicals—7.7%
2,200	Dow Chemical Co. (a)	91,388,000
3,000	Lyondell Chemical Co. (a)	94,860,000
		186,248,000
	Commercial Services—3.2%
1,243	Deluxe Corp. (a)	37,190,560
1,100	RR Donnelley & Sons Co. (a)	40,810,000
		78,000,560
	Computers—1.3%
12	International Business Machines Corp.	1,199,715
1,100	Seagate Technology, Inc. (a)	29,799,000
		30,998,715
	Diversified Financial Services—1.3%
150	Freddie Mac	9,739,500
400	JP Morgan Chase & Co. (a)	20,372,000
10	Morgan Stanley	827,900
		30,939,400
	Electric—1.4%
344	DTE Energy Co.	15,955,917
319	TXU Corp.	17,224,480
		33,180,397
	Food—2.6%
719	HJ Heinz Co.	33,893,416
750	Supervalu, Inc. (a)	28,485,000
		62,378,416

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 3

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2007

Shares
(000)		Value
	Gas—3.3%
1,700	KeySpan Corp. (a)	$69,360,000
200	Sempra Energy	11,476,000
		80,836,000
	Hand/Machine Tools—2.1%
900	Stanley Works	51,534,000

	Home Furnishings—1.5%
400	Whirlpool Corp.	36,572,000

	Household Products—1.3%
450	Kimberly-Clark Corp.	31,230,000

	Insurance—1.5%
300	Allstate Corp. (a)	18,048,000
250	Lincoln National Corp. (a)	16,785,000
10	St. Paul Travelers Cos., Inc.	508,500
		35,341,500
	Machinery—1.4%
350	Deere & Co.	35,098,000

	Media—1.4%
1,100	CBS Corp.	34,287,000

	Oil & Gas—13.9%
1,000	Anadarko Petroleum Corp. (a)	43,750,000
725	Chevron Corp. (a)	52,838,000
1,200	ConocoPhillips	79,692,000
600	Marathon Oil Corp.	54,204,000
1,500	Occidental Petroleum Corp.	69,540,000
300	PetroChina Co., Ltd. ADR	36,999,000
		337,023,000
	Pharmaceuticals—7.8%
1,000	GlaxoSmithKline PLC, ADR	54,130,000
1,000	Merck & Co., Inc. (a)	44,750,000
3,500	Pfizer, Inc. (a)	91,840,000
		190,720,000
	Real Estate—0.0%
10	Duke Realty Corp.—REIT	441,200

	Telecommunications—6.8%
500	AT&T, Inc. (a)	18,815,000
1,500	Verizon Communications, Inc. (a)	57,780,000
6,000	Windstream Corp.	89,280,000
		165,875,000
	Toys, Games & Hobbies—0.4%
400	Mattel, Inc.	9,744,000

	Total Common Stock (cost-$1,623,065,320)	1,740,794,322

4 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CONVERTIBLE BONDS & NOTES—13.5%
	Airlines—0.3%
$ 5,000	UAL Corp., 4.50%, 6/30/21 (c)(d)	NR/NR	$7,168,450

	Commercial Services—1.7%
5,000	Bowne & Co., Inc., 5.00%, 10/1/33	B2/B-	5,206,250
7,500	Memberwork, Inc., 5.50%, 10/1/10	NR/B-	9,300,000
3,000	Quanta Services, Inc., 3.75%, 4/30/26 (c)(d)	NR/B	3,446,250
7,930	Quanta Services, Inc., 3.75%, 4/30/26, GDR	NR/B	9,109,588
13,400	World Color Press, Inc., 6.00%, 10/1/07	Caa1/B-	13,333,000
			40,395,088
	Computers—1.0%
11,750	Electronic Data Systems Corp., 3.875%, 7/15/23	Ba1/BBB-	12,322,812
1,500	EMC Corp., 1.75%, 12/1/13 (c)(d)	NR/BBB+	1,599,375
10,100	Maxtor Corp., 6.80%, 4/30/10	Ba1/NR	11,438,250
			25,360,437
	Electric—0.5%
3,500	PG&E Corp., 9.50%, 6/30/10	NR/NR	11,799,375

	Hotel/Gaming—1.0%
8,500	Caesars Entertainment, Inc., 5.36%, 4/15/24 (e)	Baa3/BB	11,259,950
7,800	Hilton Hotels Corp., 3.375%, 4/15/23	Ba2/BB	12,528,750
			23,788,700
	Media—0.5%
13,000	EchoStar Communications Corp., 5.75%, 5/15/08, GDR	B1/B	13,276,250

	Oil & Gas—0.6%
8,825	Devon Energy Corp., 4.95%, 8/15/08	Baa2/BBB	12,189,531
655	Schlumberger Ltd., 1.50%, 6/1/23	A1/A+	1,158,531
1,000	Transocean, Inc., 1.50%, 5/15/21, GDR	Baa1/A-	1,130,000
			14,478,062
	Pharmaceuticals—0.6%
14,000	Sepracor, Inc., 5.00%, 2/15/07	NR/NR	14,000,000

	Real Estate—0.6%
6,500	Digital Realty Trust L.P., 4.125%, 8/15/26, REIT (c)(d)	NR/NR	7,822,100
5,000	EOP Operating L.P., 4.00%, 7/15/26 (c)(d)	NR/NR	6,756,250
			14,578,350
	Retail—0.5%
12,800	Sonic Automotive, Inc., 5.25%, 5/7/09	B2/B	12,608,000

	Semi-conductors—1.1%
5,000	Amkor Technology, Inc., 5.00%, 3/15/07	Caa3/CCC	5,012,500
11,500	Fairchild Semiconductor Corp., 5.00%, 11/1/08	NR/B	11,456,875
12,000	Intel Corp., 2.95%, 12/15/35	NR/A-	11,040,000
			27,509,375

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 5

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Telecommunications—4.1%
$11,000	American Tower Corp., 5.00%, 2/15/10	Ba2/BB-	$11,055,000
10,500	CenturyTel, Inc., 4.75%, 8/1/32	Baa2/BBB	11,947,031
11,510	Ciena Corp., 3.75%, 2/1/08	B2/B	11,265,413
5,855	Harris Corp., 3.50%, 8/15/22, GDR	Baa2/BBB	13,195,706
13,300	Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC-	12,568,500
14,100	Lucent Technologies, Inc., 8.00%, 8/1/31	B2/B	14,170,500
14,000	Nextel Communications, Inc., 5.25%, 1/15/10	Baa3/BBB	13,912,500
11,500	Nortel Networks Corp., 4.25%, 9/1/08, GDR	B3/B-	11,226,875
			99,341,525
	Transportation—0.4%
600	CSX Corp., zero coupon, 10/30/21	Baa2/BBB	789,000
6,450	YRC Worldwide, Inc., 5.00%, 8/8/23	Ba1/BBB-	8,892,938
			9,681,938
	Trucking/Leasing—0.6%
11,400	GATX Corp., 7.50%, 2/1/07, GDR	NR/NR	14,821,140

	Total Convertible Bonds & Notes (cost-$312,790,023)		328,806,690

CONVERTIBLE PREFERRED STOCK—8.6%
Shares
(000)
	Agriculture—0.5%
110	Bunge Ltd., 4.875%, 12/31/49	Ba1/BB	12,033,600

	Automotive—0.6%
575	General Motors Corp., 6.25%, 7/15/33, Ser. C	Caa1/B-	13,710,173

	Banking—0.4%
195	Washington Mutual Capital Trust, 5.375%, 5/1/41, Ser. UNIT	Baa1/BBB	10,803,000

	Commercial Services—0.3%
161	United Rentals, Inc., 6.50%, 8/1/28	B3/B-	7,977,420

	Diversified Financial Services—0.9%
293	E*Trade Financial Corp., 6.125%, 11/18/08	Ba3/NR	8,973,125
430	Lehman Brothers Holdings, Inc., 6.25%, 10/15/07	A1/A+	11,769,100
			20,742,225
	Electric—1.6%
244	AES Trust III, 6.75%, 10/15/29	B3/B	11,665,539
230	Entergy Corp., 7.625%, 2/17/09	NR/BBB	13,482,600
48	NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	13,703,000
			38,851,139
	Insurance—1.7%
300	Genworth Financial, Inc., 6.00%, 5/16/07	A2/A	11,187,000
405	Metlife, Inc., 6.375%, 8/15/08	NR/BBB+	12,715,674
165	Platinum Underwriters Holdings Ltd., 6.00%, 2/15/09, Ser. A	NR/BB+	5,094,375
535	XL Capital Ltd., 6.50%, 5/15/07	A3/A-	12,165,900
			41,162,949
	Oil & Gas—0.4%
104	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	10,670,587

6 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2007

Shares		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Pharmaceuticals—0.7%
289	Schering-Plough Corp., 6.00%, 9/14/07	Baa3/BBB	$17,045,660

	Real Estate—0.5%
465	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A, REIT	B2/B-	11,746,300

	Telecommunications—0.5%
204	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	11,418,120

	Waste Disposal—0.5%
38	Allied Waste Industries, Inc., 6.25%, 3/1/08, Ser. D	Caa1/B	13,101,638

	Total Convertible Preferred Stock (cost-$197,342,186)		209,262,811

SHORT-TERM INVESTMENTS—7.4%
Principal
Amount
(000)
	Time Deposits—7.4%
$171,724	Societe Generale—Grand Cayman, 4.60%, 2/1/07		171,724,496
4,658	JPMorgan—Grand Cayman, 4.60%, 2/1/07		4,657,555
3,285	Royal Bank of Canada—Grand Cayman, 4.60%, 2/1/07		3,285,215

	Total Time Deposits (cost-$179,667,266)		179,667,266

	Total Investments, before call options written
	(cost-$2,312,864,795)—101.1%		2,458,531,089

CALL OPTIONS WRITTEN (b)—(1.2)%
Contracts
	American Stock Exchange Morgan Stanley Cyclical Flex Index,
250	strike price $915, expires 3/2/07		(678,500)
250	strike price $924, expires 3/23/07		(454,175)
250	strike price $944, expires 4/5/07		(636,500)
	American Stock Exchange Morgan Stanley Cyclical Index,
775	strike price $910, expires 2/17/07		(1,999,500)
125	strike price $910, expires 3/17/07		(418,750)
125	strike price $920, expires 2/17/07		(219,375)
75	strike price $920, expires 3/17/07		(195,375)
400	strike price $930, expires 3/17/07		(778,000)
350	strike price $940, expires 3/17/07		(479,500)
	American Stock Exchange Oil Flex Index,
250	strike price $1205, expires 3/23/07		(504,750)
250	strike price $1275, expires 2/9/07		(750)

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 7

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2007

Contracts		Value
	American Stock Exchange Oil Index,
200	strike price $1170, expires 3/17/07	$(648,000)
200	strike price $1180, expires 3/17/07	(552,000)
300	strike price $1190, expires 3/17/07	(700,500)
550	strike price $1200, expires 3/17/07	(1,061,500)
100	strike price $1210, expires 3/17/07	(162,500)
150	strike price $1250, expires 2/17/07	(13,125)
150	strike price $1260, expires 2/17/07	(19,500)
50	strike price $1270, expires 2/17/07	(4,750)
250	strike price $1280, expires 2/17/07	(17,500)
	American Stock Exchange Pharmaceutical Index,
150	strike price $350, expires 2/17/07	(79,500)
1,000	strike price $360, expires 3/17/07	(270,000)
	Nasdaq 100 Stock Index
40	strike price $1825, expires 2/17/07	(45,600)
40	strike price $1850, expires 2/17/07	(20,600)
	Pharmaceutical HOLDRS,
4,000	strike price $100.90, expires 2/23/07	(1,028,000)
3,000	strike price $101, expires 3/9/07	(654,000)
5,000	strike price $101.10, expires 2/2/07	(2,215,000)
	Philadelphia Stock Exchange KBW Bank Sector Flex Index,
2,000	strike price $115, expires 2/9/07	(638,000)
1,000	strike price $116.25, expires 2/23/07	(264,000)
2,000	strike price $118, expires 2/23/07	(260,000)
2,000	strike price $119.50, expires 3/2/07	(140,000)
	Philadelphia Stock Exchange KBW Bank Sector Index,
500	strike price $115, expires 2/17/07	(165,000)
2,100	strike price $117.50, expires 2/17/07	(273,000)
3,650	strike price $117.50, expires 3/17/07	(766,500)
600	strike price $120, expires 2/17/07	(12,000)
1,850	strike price $120, expires 3/17/07	(157,250)
	Philadelphia Stock Exchange Utility Flex Index,
500	strike price $498, expires 2/9/07	(822,500)
	Philadelphia Stock Exchange Utility Index,
300	strike price $500, expires 2/17/07	(112,500)
	Standard & Poors 500 Flex Index,
250	strike price $1405, expires 4/5/07	(680,000)
250	strike price $1417, expires 2/9/07	(605,250)
250	strike price $1425, expires 2/9/07	(437,750)
200	strike price $1432, expires 3/23/07	(568,868)
200	strike price $1436, expires 3/2/07	(363,400)
250	strike price $1442, expires 3/2/07	(370,822)
200	strike price $1442, expires 3/23/07	(439,200)

8 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2007

Contracts		Value
	Standard & Poors 500 Index,
425	strike price $1425, expires 2/17/07	$(896,750)
100	strike price $1425, expires 3/17/07	(308,000)
75	strike price $1430, expires 2/17/07	(129,000)
300	strike price $1430, expires 3/17/07	(819,000)
350	strike price $1435, expires 2/17/07	(486,500)
250	strike price $1435, expires 3/17/07	(597,500)
550	strike price $1440, expires 2/17/07	(569,250)
200	strike price $1440, expires 3/17/07	(415,000)
100	strike price $1445, expires 2/17/07	(77,000)
150	strike price $1450, expires 3/17/07	(226,500)
	Telecommunication Basket Index,
5,000	strike price $101.40, expires 2/23/07	(1,600,000)
3,000	strike price $101.70, expires 3/2/07	(912,000)
5,000	strike price $101.80, expires 2/9/07	(1,035,000)
	Utilities HOLDRS
5,000	strike price $100.50, expires 4/5/07	(785,000)

	Total Call Options Written (premium received-$25,702,860)	(29,789,790)

	Total Investments, net of call options written
	(cost-$2,287,161,935)—99.9%	2,428,741,299

	Other assets less liabilities—0.1%	2,853,585

	Net Assets—100.0%	$2,431,594,884

Notes to Schedule of Investments:
*	Unaudited
(a)	All or partial amount segregated as collateral for call options written.
(b)	Non-income producing.
(c)	144A Security-Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers.
Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	Private Placement. Restricted as to resale and may not have a readily available market.
(e)	Variable rate security. Interest rate disclosed reflects the rate in effect on January 31, 2007.

Glossary:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NR — Not Rated
REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements | 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 9

NFJ Dividend, Interest & Premium Strategy Fund Statement of Assets and Liabilities
January 31, 2007
Assets:
Investments, at value (cost–$2,312,864,795)	$2,458,531,089
Cash	23,820
Dividends and interest receivable	8,809,888
Receivable for investments sold	1,770,724
Prepaid expenses	20,753
Total Assets	2,469,156,274

Liabilities:
Call options written, at value (premiums received–$25,702,860)	29,789,790
Payable for investments purchased	5,706,087
Investment management fees payable	1,824,648
Accrued expenses	240,865
Total Liabilities	37,561,390
Net Assets	$2,431,594,884

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share applicable to 94,524,325 shares issued and outstanding)	$945
Paid-in-capital in excess of par	2,253,871,358
Undistributed net investment income	9,736,335
Accumulated net realized gain	26,406,882
Net unrealized appreciation of investments and call options written	141,579,364
Net Assets	$2,431,594,884
Net Asset Value Per Share	$25.72

10 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund Statement of Operations
For the year ended January 31, 2007
Investment Income:
Dividends (net of foreign withholding taxes of $44,852)	$68,919,318
Interest	24,396,651
Total Investment Income	93,315,969

Expenses:
Investment management fees	20,871,964
Custodian and accounting agent fees	371,129
Shareholder communications	301,754
Trustees’ fees and expenses	107,755
Audit and tax services	88,835
New York Stock Exchange listing fees	74,722
Legal fees	62,343
Insurance expense	48,589
Transfer agent fees	34,187
Investor relations	23,933
Miscellaneous	3,592
Total expenses	21,988,803

Net Investment Income	71,327,166

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	178,427,953
Call options written	(50,793,083)
Net change in unrealized appreciation/depreciation of:
Investments	135,158,516
Call options written	10,323,142
Net realized and change in unrealized gain on investments and call options written	273,116,528
Net Increase in Net Assets Resulting from Investment Operations	$344,443,694

See accompanying Notes to Financial Statements | 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 11

NFJ Dividend, Interest & Premium Strategy Fund	Statement of Changes in
Net Assets
		For the Period
	For the Year	February 28, 2005*
	ended	through
	January 31, 2007	January 31, 2006
Investment Operations:
Net investment income	$71,327,166	$66,409,897
Net realized gain on investments, call options written and short sales	127,634,870	124,754,433
Net change in unrealized appreciation/depreciation of investments
and call options written	145,481,658	(3,902,294)
Net increase in net assets resulting from investment operations	344,443,694	187,262,036

Dividends and Distributions to Shareholders from:
Net investment income	(69,190,683)	(61,637,263)
Net realized gains	(129,310,401)	(93,844,802)
Total dividends and distributions to shareholders	(198,501,084)	(155,482,065)

Capital Share Transactions:
Net proceeds from the sale of common stock	—	2,234,700,000
Offering costs charged to paid-in capital in excess of par	—	(2,412,896)
Reinvestment of dividends and distributions	—	21,485,187
Net increase from capital share transactions	—	2,253,772,291
Total increase in net assets	145,942,610	2,285,552,262

Net Assets:
Beginning of period	2,285,652,274	100,012
End of period (including undistributed net investment income
of $9,736,335 and $4,921,237, respectively)	$2,431,594,884	$2,285,652,274

Shares Issued and Reinvested:
Issued	—	93,600,000
Issued in reinvestment of dividends and distributions	—	920,136
Net Increase	—	94,520,136

* Commencement of operations.

12 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund Notes to Financial Statements
January 31, 2007

1. Organization and Significant Accounting Policies
NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on August 20, 2003. Prior to commencing operations on February 28, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations there under, as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate par of $100,012 to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”), is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund issued 86,100,000 shares of common stock in its initial public offering. An additional 7,500,000 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $2,412,896 (representing $0.02578 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par.

The Fund’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Fund will be required to comply with the Interpretation by July 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the SFAS 157 against its current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Fund:

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 13

NFJ Dividend, Interest & Premium Strategy Fund Notes to Financial Statements
January 31, 2007

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date.

(c) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year the Fund intends not to be subject to U.S. federal excise tax.

(d) Dividends and Distributions
The Fund declares quarterly dividends and distributions from net investment income and gains from index option premiums and the sale of portfolio securities. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Call Option Transactions
The Fund employs a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums. When an option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or index option in determining whether there has been a realized gain or loss.

The Fund, as writer of a call option, may have no control over whether the underlying securities or index option may be sold (called). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written call option.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

14 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund Notes to Financial Statements
January 31, 2007

1. Organization and Significant Accounting Policies (continued)

(f) Short Sales
The Fund may enter into short sales of securities as a method of hedging potential price declines in similar securities owned. Securities sold in short sale transactions and interest and dividends payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) Concentration of Risk
It is the Fund’s policy to invest a portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, the Fund is exposed to greater downside risk than traditional debt securities, but still less than that of the underlying common stock.

2. Investment Manager/Sub-Advisers
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Fund pays the Investment Manager an annual fee, payable monthly, at the annual rate of 0.90% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to borrowings) minus accrued liabilities (other than liabilities representing borrowings). The Investment Manager has retained its affiliates, NFJ Investment Group L.P, Nicholas-Applegate Capital Management LLC, and Oppenheimer Capital LLC (“OCC”) (the “Sub-Advisers”), to manage the Fund’s equity component, convertible component and index option strategy, respectively. Effective November 1, 2006, OCC replaced PEA Capital as sub-adviser implementing the index option strategy. The change results from a consolidation of PEA Capital’s business under OCC and was approved by the Fund’s Board of Trustees. Subject to the supervision of the Investment Manager, the Sub-Advisers make all of the Fund’s investment decisions in connection with their respective components of the Fund’s investments. For their services, pursuant to Sub-Advisory agreements, the Investment Manager and not the Fund, pays the Sub-Advisers a monthly fee.

3. Investment in Securities
For the year ended January 31, 2007, purchases and sales of investments, other than short-term securities, were $1,497,304,266 and $1,602,455,010.

(a) Transactions in call options written for the year ended January 31, 2007 were:

	Contracts	Premiums
Options outstanding, January 31, 2006	52,800	$22,554,436
Options written	288,160	133,732,669
Options terminated in closing purchase transactions	(169,255)	(80,495,321)
Options expired	(114,825)	(50,088,924)
Options outstanding, January 31, 2007	56,880	$25,702,860

4. Income Tax Information
The tax character of dividends and distributions paid were:

		For the Period
		February 28, 2005*
	Year Ended	through
	January 31, 2007	January 31, 2006
Ordinary Income	$198,444,832	$155,482,065
Long-term Capital Gains	56,252	—

*Commencement of operations.

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 15

NFJ Dividend, Interest & Premium Strategy Fund Notes to Financial Statements
January 31, 2007

4. Income Tax Information (continued)
At January 31, 2007, the tax character of distributable earnings of $47,080,158 was comprised entirely of ordinary income.

For the year ended January 31, 2007, permanent “book-tax” differences are primarily attributable to the differing treatment of convertible preferred securities. These adjustments were to increase undistributed net investment income and decrease net realized gains by $2,678,615.

The cost basis of portfolio securities for federal income tax purposes is $2,313,089,096. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $178,892,942; aggregated gross unrealized depreciation for securities in which there is an excess of tax cost over value is $33,450,949; net unrealized appreciation for federal income tax purposes is $145,441,993. The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales and the differing treatment of convertible securities.

5. Legal Proceedings
In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf-space arrangements, and consented to cease and desist orders and censures. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” and “revenue sharing/shelf-space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United Sates District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

16 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund Financial Highlights
For a share outstanding throughout each period:
		For the Period
		February 28, 2005*
	Year Ended	through
	January 31, 2007	January 31, 2006
Net asset value, beginning of period	$24.18	$23.88	**
Investment Operations:
Net investment income	0.75	0.70
Net realized and change in unrealized gain on investments, call options written
and short sales	2.89	1.28
Total from investment operations	3.64	1.98
Dividends and Distributions to Shareholders from:
Net investment income	(0.73)	(0.65)
Net realized gains	(1.37)	(1.00)
Total dividends and distributions to shareholders	(2.10)	(1.65)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	(0.03)
Net asset value, end of period	$25.72	$24.18
Market price, end of period	$25.87	$22.20
Total Investment Return (1)	27.15%	(4.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,431,595	$2,285,652
Ratio of expenses to average net assets	0.95%	0.94	%(2)
Ratio of net investment income to average net assets	3.08%	3.27	%(2)
Portfolio turnover	69%	97%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)
Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Annualized.

See accompanying Notes to Financial Statements | 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 17

NFJ Dividend, Interest & Premium Strategy Fund	Report of Independent
Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
NFJ Dividend, Interest & Premium Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) at January 31, 2007, the results of its operations for the year ended, and the changes in its net assets and financial highlights for the year then ended and for the period February 28, 2005 (commencement of operations) through January 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 23, 2007

18 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund	Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and the Portfolio Management Agreements (the “Sub-Advisory Agreements ”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Advisers. The Trustees met on December 12 and 13, 2006 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Fund’s Advisory Agreement and the Sub-Advisory Agreements should be approved for an interim period until July 1, 2007 in order to align the renewal of the Agreements with the other funds in the AGI Fund Complex, which were under the supervision of the same individuals that serve as Trustees on the Board of NFJ.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services Inc. (“Lipper Inc.”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives identified by Lipper Inc., (ii) information provided by Lipper Inc. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager from its relationship with the Fund for the twelve months ended September 30, 2006, (v) descriptions of various functions performed by the Investment Manager and the Sub-Advisers for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Advisers’ abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Advisers; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given their investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 19

NFJ Dividend, Interest & Premium Strategy Fund	Matters Relating to the
Trustees Consideration of
the Investment Management
& Portfolio Management
Agreements (unaudited)
(continued)

Based on information provided by Lipper Inc., the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

For the Fund, the Trustees specifically took note of how the Fund compared to its Lipper Inc. peers as to performance and management fee expensess. The Trustees noted that while the Fund was not charged a separate administration fee, some of the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. The Trustees also noted that the Lipper Inc. categories also detailed the non-management fee and it was not clear what that fee entailed. Thus the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Fund compared to the total expenses of the peer funds, recognizing that the fees for management, administrative services and non-management fee would be subsumed within the total expense ratio.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Advisers’ responses and efforts relating to investment performance and the comparative positioning of the Fund with respect to the management fee paid to the Investment Manager.

The Trustees noted that the Fund had outperformed its peer median and average group for the one-year and the year-to-date periods ended October 31, 2006. The Trustees noted that in the one-year total return period, the Fund was ranked fifth in its Lipper category for its asset class. The Trustees also noted that the Fund’s expense ratio was ranked as the lowest expense ratio among its peer group and was below the median and average for its peer group.

The Trustees also considered the management fees charged by the Sub-Advisers to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund was generally higher than the fees paid by other clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund was subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund was generally higher than the fees paid by the open-end funds but were advised that there were additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager from its relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

20 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund	Tax Information/Corporate
Changes (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended January 31, 2007 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended January 31, 2007 were as follows:

Dividends from ordinary income	$2.0994
Distributions from long-term gains	$0.0006

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 28%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the period ended January 31, 2007 which qualified for the Dividends Received Deduction available to corporate shareholders was 28%.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended January 31, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Corporate Changes:

On September 12, 2006, the Fund’s Board of Trustees appointed William B. Ogden IV as a Class I Trustee. On October 10, 2006, David C. Flattum, an interested Trustee, resigned. On December 12, 2006, the Fund’s Board of Trustees appointed John C. Maney, as Class III (interested) Trustee, and appointed Hans W. Kertess as Chairman of the Board of Trustees, effective January 1, 2007.

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 21

NFJ Dividend, Interest & Premium Strategy Fund	Privacy Policy / Proxy
Voting Policies &
Procedures (unaudited)

Privacy Policy

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personel Information
In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available (i) without charge, upon request, by calling the Fund’s transfer agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund	Dividend Reinvestment
Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s transfer agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 23

NFJ Dividend, Interest & Premium Strategy Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39	President, H. Kertess & Co., a financial advisory company: Formally, Managing
Chairman of the Board of Trustees since: 2007	Director, Royal Bank of Canada Capital Markets.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2009 annual meeting of shareholders.
Trustee/Director of 26 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica
Date of Birth: 9/27/21	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal
Trustee since: 2005	Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of
Term of Office: Expected to stand for re-election	Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
at 2009 annual meeting of shareholders
Trustee/Director of 26 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Robert E. Connor
Date of Birth: 9/17/34	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office,
Trustee since: 2005	Smith Barney Inc.
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee/Director of 26 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John J. Dalessandro II
Date of Birth: 7/26/37	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered
Trustee since: 2005	broker-dealer and member of the New York Stock Exchange.
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 26 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

24 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

NFJ Dividend, Interest & Premium Strategy Fund	Board of Trustees (unaudited)
(continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
John C. Maney †
Date of Birth: 8/3/59	Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing
Trustee since 2006	Director and Chief Financial Officer of AGIFM and Allianz Global Investors of
Term of office: Expected to stand for election	America L.P. since Jan. 2005 and Chief Operating Officer of Allianz Global Investors
at 2007 annual meeting of shareholders.	of America since Nov. 2006, Executive Vice President and Chief Financial Officer
Trustee of 24 Funds in the Fund Complex	since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ
Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly,
Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc.
(1998-2001)

William B. Ogden, IV
Date of Birth: 1/11/45	Asset Management Industry Consultant; Formerly, Managing Director, Investment
Trustee since: 2006	Banking Division of Citigroup Global Markets Inc.
Term of office: Expected to stand for election
at 2007 annual meeting of shareholders.
Trustee/Director of 25 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

R. Peter Sullivan III
Date of Birth: 9/4/41	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm
Trustee since: 2006	on the New York Stock Exchange.
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 25 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

†
Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated February 23, 2005, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

| 1.31.07 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 25

NFJ Dividend, Interest & Premium Strategy Fund Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel
Date of Birth: 11/14/64	Executive Vice President, Allianz Global Investors Fund Management LLC; Director
President & Chief Executive Officer since: 2005	of 8 funds in the Fund Complex; President and Chief Executive Officer of 36 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex.
Lawrence G. Altadonna
Date of Birth: 3/10/66	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer,
Treasurer, Principal Financial and Accounting Officer	Principal Financial and Accounting Officer of 36 funds in the Fund Complex;
since: 2005	Assistant Treasurer of 35 funds in the Fund Complex.

Scott Whisten
Date of Birth: 3/13/71	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer
Assistant Treasurer since: 2007	of 71 funds in the Fund Complex; formerly, Accounting Manager, Prudential
Investments (2000-2005).
Thomas J. Fuccillo
Date of Birth: 3/22/68	Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P.,
Secretary, Vice President, and Chief Legal Officer	Secretary of 71 funds in the Fund Complex. Formerly, Vice President and Associate
since: 2005	General Counsel, Neuberger Berman, LLC.

Youse Guia
Date of Birth: 9/3/72	Senior Vice President, Group Compliance Manager, Allianz Global Investors of
Chief Compliance Officer since: 2005	America L.P.; Chief Compliance Officer of 71 funds in the Fund Complex; Formerly,
Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.
(2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996 -2002).
William V. Healey
Date of Birth: 7/28/53	Executive Vice President and Chief Legal Officer, Allianz Global Investors of
Assistant Secretary since: 2006	America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz
Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC,
Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed
Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC.
Assistant Secretary of 71 funds in the Fund Complex; formerly, Chief Legal Officer,
Vice President and Associate General Counsel of The Prudential Insurance Company
of America (1998-2005).
Richard H. Kirk
Date of Birth: 4/06/61	Senior Vice President, Allianz Global Investors of America L.P. (since 2004).
Assistant Secretary since: 2006	Senior Vice President, Associate General Counsel, Allianz Global Investors
Distributors LLC. Assistant Secretary of 71 funds in the Fund Complex; formerly,
Vice President, Counsel, The Prudential Insurance Company of America/American
Skandia (2002-2004).
Kathleen A. Chapman
Date of Birth: 11/11/54	Assistant Secretary of 71 funds in the Fund Complex; Manager – IIG Advisory
Assistant Secretary since: 2006	Law, Morgan Stanley (2004-2005); Paralegal, The Prudential Insurance Company
of America; and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).
Lagan Srivastava
Date of Birth: 9/20/77	Assistant Secretary of 71 funds in the Fund Complex; formerly, Research Assistant,
Assistant Secretary since: 2006	Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP
(2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

26 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.07 |

Trustees and Principal Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Scott Whisten
Trustee	Assistant Treasurer
John J. Dalessandro II	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Youse E. Guia
Trustee	Chief Compliance Officer
William B. Ogden, IV	Kathleen A. Chapman
Trustee	Assistant Secretary
R. Peter Sullivan III	William Healy
Trustee	Assistant Secretary
Richard Kirk
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Advisers
NFJ Investment Group L.P.
2100 Ross Avenue, Suite 1840
Dallas, Texas 75201

Nicholas-Applegate Capital Management
600 West Broadway, 30th Floor
San Diego, California 92101

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, New York 10105

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of NFJ Dividend, Interest & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On May 4, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,500 in 2006 (January 31, 2006 was the Registrant's initial fiscal year end) and $60,000 in 2007.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2006 (January 31, 2006 was the Registrant's initial fiscal year end) and $0 in 2007.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $11,850 (January 31, 2006 was the Registrant's initial fiscal year) in 2006 and $12,500 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

NFJ Dividend, Interest & Premium Strategy Fund (THE “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

     a review of the nature of the professional services expected to provided,

     the fees to be charged in connection with the services expected to be provided,

     a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:
     Federal, state and local income tax compliance; and, sales and use tax compliance
     Timely RIC qualification reviews
     Tax distribution analysis and planning
     Tax authority examination services
     Tax appeals support services
     Accounting methods studies
     Fund merger support service
     Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

     f) Not applicable

     g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,256,748and the 2007 Reporting Period was $2,321,441.

     h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NFJ Dividend Interest & Premium Strategy Fund

(the “TRUST”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

A-1

Appendix B

Nicholas-Applegate Capital Management LLC ("NACM")

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines"), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM's fiduciary duties to its clients and protect and enhance its clients' economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM's normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders' ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC ("Glass Lewis"), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis' recommendation if NACM reasonably determines that to do so is in its clients' best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM's Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients' proxies due to cost or other factors.

NFJ Investment Group ("NFJ")

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis. Upon a client's request, NFJ may vote proxies for that client's account contrary to the Proxy Guidelines.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

Oppenheimer Capital LLC ("Oppenheimer Capital")

Description of Proxy Voting Policy and Procedures

Oppenheimer Capital typically votes proxies of the securities held in its client portfolios, unless the client has reserved voting authority for itself. To ensure that the proxies are voted in the best interests of its clients, Oppenheimer Capital has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. When voting proxies, Oppenheimer Capital’s primary objective is to make voting decisions solely in the best economic interests of its clients. Oppenheimer Capital will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Oppenheimer Capital has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect Oppenheimer Capital’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, Oppenheimer Capital generally votes for proposals to declassify boards and to require majority votes in director elections. Some issues require a case-by-case analysis, such as mergers and corporate restructurings.

Oppenheimer Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider provides a variety of proxy-related services to assist in Oppenheimer Capital’s handling of proxy voting responsibilities.

Oppenheimer Capital’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a quarterly basis and when necessary to address potential conflicts of interest. Oppenheimer Capital may have conflicts of interest that can affect how it votes its client’s proxies. For example, Oppenheimer Capital may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out Oppenheimer Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between Oppenheimer Capital and its clients and to resolve such issues, which may include reviewing the vote to confirm that the voting decision was not affected by the conflict.

Oppenheimer Capital’s Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and Oppenheimer Capital’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. Oppenheimer Capital’s Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, Oppenheimer Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, Oppenheimer Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, Oppenheimer Capital may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, Oppenheimer Capital may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on Oppenheimer Capital’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGE INVESTMENT COMPANIES

1) NACM

As of April 10, 2007, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Convertible Component, with Mr. Forsyth serving as head of the team:

Douglas G. Forsyth, CFA

Managing Director, Portfolio Manager, Income and Growth Strategies

Doug Forsyth oversees Nicholas-Applegate's US High Yield Bond and US Convertibles portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Doug was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has fifteen years of investment industry experience.

William (Brit) L. Stickney

Managing Director, Portfolio Manager, Income and Growth Strategies

Brit Stickney has portfolio management and research responsibilities as a member of the firm’s Income and Growth Strategies team. Prior to joining the firm in 1999, he was a vice president of Institutional Fixed Income Sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. Brit’s previous experience was in institutional fixed income with Cowen & Company and Wayne Hummer & Company. He holds an M.B.A. from the Kellogg School of Management, Northwestern University, and a B.S. in finance from Miami University, Ohio. He has eighteen years of investment industry experience.

Justin Kass, CFA

Senior Vice President, Portfolio Manager, Income and Growth Strategies

Justin Kass joined the firm in 2000 with responsibilities for portfolio management and research on our Income and Growth Strategies team. He was previously an analyst and interned on the team, where he added significant depth to our proprietary Upgrade Alert Model. He earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has nine years of investment industry experience.

Michael E. Yee

Senior Vice President, Portfolio Manager, Income and Growth Strategies

Michael Yee has portfolio management, trading and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Michael was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining the firm in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Michael holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has thirteen years of investment industry experience.

David A. Foster, CPA, CFA

Associate, Analyst

David Foster joined the firm in 2007 with research responsibilities on the Income and Growth Strategies team. He was previous an investment banking associate in the financial advisory services group for Houlihan Lokey Howard & Zukin, a national investment banking firm; a senior financial specialist at BAE Systems; supervising senior accountant at KPMG LLP; and senior accountant at Follmer, Rudzewicz & Co., PC. David earned his M.B.A. from the University of Southern California, Marshall School of Business, graduating Magna cum Laude, and his B.A. degree from Albion College, also graduating Magna cum Laude. He has ten years of investment industry experience.

Elizabeth Lemesevski

Senior Vice President, Analyst

Liz Lemesevski joined the firm in 2001 with portfolio management and research responsibilities on the Income and Growth Strategies team. She was previously an analyst with T.A. McKay & Co., a boutique high yield firm; with Citibank’s secondary loan trading division; and in client service with CoreStates International Bank specializing in the Asia Pacific region. She earned her M.B.A. in finance from Fordham University and a B.S. in finance, with a double major in French, from Rutgers University. She is a CFA Level II candidate with fifteen years of investment industry experience.

Nicole D. Larrabee

Fixed Income Trading Assistant

As a member of the Income and Growth Strategies team, Nicole Larrabee has responsibilities in portfolio management, trading and research. Prior to joining the firm in 2000 as an account administrator, Nicole was a sales associate with Salomon Smith Barney (Schroders); Lehman Brothers, Inc.; and Heflin and Co., LLC; and conducted research as an intern for Sun Alliance Holdings, Ltd. and Cantor Fitzgerald and Co., Inc. Nicole earned her B.S. in business administration from The University of Arizona. She has twelve years of investment industry experience.

NFJ

As of April 10, 2007, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Equity Component, with Mr. Fischer serving as head of the team:

BEN J. FISCHER, CFA - MANAGING DIRECTOR

Mr. Fischer is a founding partner of NFJ Investment Group.  He has over 39 years of experience in portfolio management, investment analysis and research.  Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.  He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

JEFFREY S. PARTENHEIMER, CFA, CPA - MANAGING DIRECTOR

Mr. Partenheimer has over 20 years of experience in financial analysis, portfolio management and large corporate finance.   Prior to joining NFJ Investment Group in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a major telecommunications equipment manufacturer.  He began his career as a financial analyst with First City Bank of Dallas in 1985.  Mr. Partenheimer received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985.

OpCap

Effective November 1, 2006, Oppenheimer Capital LLC (OpCap) replaced PEA Capital LLC (PEA) as sub-adviser implementing the index option strategy. The change results from a consolidation of PEA’s business under OpCap and was approved by the Fund’s Board of Trustees.  The portfolio managers did not change.

As of April 10, 2007, the following individuals are part of the derivatives group at OpCap and constitute the team that has primary responsibility for the day-to-day implementation of the Index Option Strategy, with Mr. Tournant serving as head of the team:

Greg Tournant (February, 2005 (Inception)) – Managing Director/Portfolio Manager for Opcap. Prior to joining OpCap in 2001, he was a Senior Research Analyst at Eagle Asset Management. Before that he spent three years as a strategy consultant for McKinsey & Co., and two years as a sell-side research analyst for Raymond James. He has ten years of investment experience. Mr. Tournant holds a B.S. from Trinity University in San Antonio, Texas and an M.B.A. from the Kellogg School of Business at Northwestern University.

Stephen Bond-Nelson (February, 2005 (Inception)) - Portfolio Manager/Senior Analyst for OpCap. Prior to joining OpCap in 1999, he was a Research Analyst/Associate at Prudential Mutual Funds. He has thirteen years of investment experience. Mr. Bond-Nelson holds a B.S. from Lehigh University and an M.B.A. from Rutgers University, as well as NASD Series 7 and 63 licenses.

Valentin Ivanov (February, 2005 (Inception)) - Quantitative Analyst for OpCap. Prior to joining OpCap in 2005, he was a portfolio administrator and trader with Allianz Global Investors Managed Accounts and Nicholas-Applegate Capital Management. He has seven years of industry experience. Mr. Ivanov holds a B.A. from the University of San Diego.

Michael Purcell (July 2006) – Research Analyst for OpCap. Prior to joining OpCap in 2006, he was an associate portfolio specialist and marketing analyst with Allianz Global Investors Distributors LLC. Mr. Purcell holds a B.S. from Fairfield University, as well as NASD Series 7 and 66 licenses.

2) NACM

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by Portfolio Managers as of January 31, 2007, including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsyth, CFA	4	3,202.1	13	1,947.0	4	790.7
Justin Kass, CFA	4	3,202.1	13	1,947.0	4	790.7
William (Brit) L. Stickney	4	3,202.1	13	1,947.0	4	790.7
Michael E. Yee	4	3,202.1	13	1,947.0	4	790.7
Elizabeth Lemesevski	4	3,202.1	13	1,947.0	4	790.7
David A. Foster, CFA	4	3,202.1	13	1,947.0	4	790.7
Nicole D. Larrabee	4	3,202.1	13	1,947.0	4	790.7

Accounts and Assets for which Advisory Fee is Based on Performance

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsythe, CFA	-	-	-	-	1	291.9
Justin Kass, CFA	-	-	-	-	1	291.9
William (Brit) L. Stickney	-	-	-	-	1	291.9

Michael E. Yee	-	-	-	-	1	291.9
Elizabeth Lemesevski	-	-	-	-	1	291.9
David A. Foster, CFA	-	-	-	-	1	291.9
Nicole D. Larrabee	-	-	-	-	1	291.9

NFJ

The number of other accounts managed and total assets in the accounts managed by the Portfolio Managers as of January 31, 2007:

Portfolio Manager	Account Type	Number of accounts	Assets Under Management 01/31/07

Ben Fischer	Other investment companies	5	$ 253,101,901.
	Other accounts	76	$ 19,739,013,741.
	Registered Investment	19	$ 14,950,873,282.

Jeff Partenheimer	Other investment companies	2	$ 45,683,312.
	Other accounts	60	$ 18,096,790,921.
	Registered Investment	12	$ 9,288,781,214.

OpCap

The number of other accounts managed and total assets in the accounts managed by the Portfolio Managers as of January 31, 2007 unless otherwise indicated:

As of 1/31/2007:

Greg Tournant:

Other Investment Companies (4) - $836,186,893,

Other Pooled Investment Vehicles (2) - $41,486,792

Other Accounts (1) - $5,297,647

(Two Other Pooled Investment Vehicles are performance-fee based)

Stephen Bond-Nelson:

Other Investment Companies (4) - $836,186,893

Other Pooled Investment Vehicles (2) - $41,486,792

Other Accounts (1) - $5,297,647

(Two Other Pooled Investment Vehicles are performance-fee based)

Valentin Ivanov:

Other Investment Companies (4) - $836,186,893

Other Pooled Investment Vehicles (2) - $41,486,792

Other Accounts (1) - $5,297,647

(Two Other Pooled Investment Vehicles are performance-fee based)

As of 3/31/07:

Michael Purcell:

Other Investment Companies (4) - $30,448,471

Other Pooled Investment Vehicles (2) - $53,466,202

Other Accounts (1) - $5,206,389

(Two Other Pooled Investment Vehicles are performance-fee based)

NACM

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms.

The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Investment Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies. A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages. See “Portfolio Transactions and Brokerage”.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Codes of Ethics adopted by the Investment Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

NFJ

Being an investment manager with multiple clients, there could be the potential conflict of interest while managing both the fund and other accounts at the same time.  Listed below are potential conflicts that an investment professional could face.  NFJ Investment Group has implemented compliance policies and procedures to attempt to address these potential issues.

There is the potential conflict that a more attractive investment could be allocated to a higher fee paying account.  A conflict could also arise if a disproportionate share amount of a security that is likely to increase in value is allocated to a favored account.  NFJ Investment Group has established Allocation procedures to address fair and equitable allocation of all trades.

Another potential conflict could involve personal trading of the portfolio managers.  Front-running could exist if a portfolio manager transacted in his own personal account prior to placing an order for the fund or other clients knowing its effect on the security.  NFJ Investment Group has implemented a set of policies and procedures through its Code of Ethics to address this potential conflict.

OpCap

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of OpCap are subject to a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they provide investment advisory services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Funds. When OpCap determines that it would be appropriate for a particular Fund and one or more Managed Accounts to participate in an investment opportunity, OpCap will seek to execute orders for a Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Fund and one or more other Managed Accounts is not assured. In such situations, OpCap may (but is not required to) place orders for a Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, OpCap may cause a Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, OpCap may allocate the securities traded among a Fund and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Fund and each other Managed Account as well as any other factors which it deems relevant.

OpCap advises one or more accounts that are charged an advisory fee that is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund or an account without a performance-based fee. OpCap has adopted policies and procedures that are reasonably designed to allocate investment opportunities between such other accounts and Funds and accounts without a performance-based fee on a fair and equitable basis over time.

3) NACM

As of January 31, 2007, the following explains the compensation structure of each individual (as listed in the Prospectus) that shares primary responsibility for day-to-day portfolio management of the Funds (for the purposes of this section, “Portfolio Managers”):

Base Salary. Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager’s experience and responsibilities, as determined by the Investment Adviser.

Annual Bonus and Profit Sharing Opportunity. Each Portfolio Manager’s compensation is directly affected by the performance, on a pre-tax basis, of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm.

Approximately 75% of each Portfolio Manager’s bonus is based on one- and three-year annualized performance of client accounts under his or her management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account’s individual benchmark (which includes the CSFB Convertible Index, the Merrill Lynch All Convertible All Quality Index, and the Merrill Lynch High Yield Master II Index) (representing approximately one half of the calculation) and the accounts’ peer rankings in institutional consultant universes (representing the other half). In the case of each Fund, the benchmark against which the performance of the Fund’s portfolio will be compared for these purposes is indicated in the “Past Performance” sections of the prospectus. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each NACM Portfolio Manager based on the individual’s contribution to the implementation of the investment process of his or her accounts, including the Fund. The lead portfolio manager indicated for each Fund evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valeiras) evaluates the lead portfolio managers.

Each NACM investment team has a profit-sharing plan. Each team receives a pool which is based on “EBITDA” (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer and lead portfolio manager determine allocations among the team. The profits to be allocated increase with the profitability of the applicable accounts. The Portfolio Managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

NFJ

The following information is provided as of January 31, 2007. Contractual agreements provide the founders with competitive salaries and all benefits provided to the senior executives of Allianz.  The founders/managing directors have a separate business entity contract and employment contract, including a profit sharing agreement.  All other managing directors are eligible for profit sharing pool participation.  Compensation is tied to successful job performance and growth in assets under management.  All managing directors have available to them a Deferred Compensation Plan that is 100% voluntary on the part of the individual.

Our compensation levels are on par with other industry firms.  Employees are provided very competitive compensation packages with incentives, including annual bonuses, a benefits package, vacation, sick leave, etc..  Compensation is fixed and is not based on the fund’s performance or the assets held in the fund’s portfolio.  All NFJ employees at the same level are compensated in the same way.  There is no difference between the structure and method used to compensate the portfolio manager assigned to the fund’s account and other portfolio managers in the Company.

OpCap

The following information is provided as of January 31, 2007 and March 31, 2007, as applicable. OpCap believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, portfolio managers receive a base salary, a variable bonus opportunity, and participation in a Long Term Incentive Plan and group retirement plans. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. OpCap attempts to keep its compensation levels at or above the median for similar positions in the local area.

Each portfolio manager’s compensation consists of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary which is set at a level determined by OpCap. In setting the base salary, the firm’s intentions are to be competitive in light of the particular portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. The portfolio manager is eligible for an annual bonus in addition to base salary. The bonus typically forms the majority of the individual’s annual cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark over one and three year periods, with some consideration for longer periods. Allianz Global Investors of America L.P. (“AGI”) has established a Long Term Incentive Plan for certain employees. The plan provides awards that are based on operating earnings growth of OpCap and the collective earnings growth of all the asset management companies of AGI.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

4) The following information is provided as of January 31, 2007 and March 31, 2007, as applicable.

NACM

None.

NFJ

NFJ Dividend Interest and Premium Strategy
PM Ownership
Ben Fischer	$10,001 - $50,000
Jeff Partenheimer	none

PEA

None.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number	Average	As Part Of Publicly	Purchased Under The
	Of Shares	Price Paid	Announced Plans Or	Plans
Period	Purchased	Per Share	Programs	Or Programs

February 2006	N/A	N/A	N/A	N/A
March 2006	N/A	N/A	N/A	N/A
April 2006	N/A	N/A	N/A	N/A
May 2006	N/A	N/A	N/A	N/A
June 2006	N/A	N/A	N/A	N/A
July 2006	N/A	N/A	N/A	N/A
August 2006	N/A	N/A	N/A	N/A
September 2006	N/A	N/A	N/A	N/A
October 2006	N/A	N/A	N/A	N/A
November 2006	N/A	N/A	N/A	N/A
December 2006	N/A	N/A	N/A	N/A
January 2007	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NFJ Dividend, Interest &
                      Premium Strategy Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 10, 2007

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date April 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer
Date April 10, 2007

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date April 10, 2007